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                                                                    EXHIBIT 23.1



Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File numbers 333-19905, 333-24863, 333-29617, 333-41397,
333-47645, 333-71879, 333-71985, 333-36738, 333-69478, 333-47594, 333-52856,
333-52886 and 333-59702.

/s/ ARTHUR ANDERSEN LLP

Hartford, Connecticut
October 25, 2001